UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2009
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma (Address of principal executive offices)		7 4172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 8.01. Other Events
     In January 2009, Williams Partners L.P. adopted Emerging Issues Task Force (EITF) Issue No. 07-4, “Application of the two-class method under FASB Statement No. 128, Earnings per Share, to Master Limited Partnerships.” EITF Issue No. 07-4 states, among other things, that the calculation of earnings per unit should not reflect an allocation of undistributed earnings to the incentive distribution right (IDR) holders beyond amounts distributable to IDR holders under the terms of its partnership agreement. Previously, under generally accepted accounting principles, we calculated earnings per unit as if all the earnings for the period had been distributed, which resulted in an additional allocation of income to the general partner (the IDR holder) in quarterly periods where an assumed incentive distribution exceeded the actual incentive distribution. Following the adoption of this guidance, we no longer calculate assumed incentive distributions. We have retrospectively applied this guidance to all periods presented. The retrospective application of this guidance decreased the income allocated to the general partner and increased the income allocated to limited partners for the amount that any assumed incentive distribution exceeded the actual incentive distribution calculated during that period. Certain of our historical periods’ earnings per unit have been revised as a result of this change. Adoption of this new guidance only impacts the allocation of earnings for purposes of calculating our earnings per limited partner unit and has no impact on our results of operations, allocation of earnings to capital accounts, or distributions of available cash to unitholders and our general partner.
     In January 2009, Williams Partners GP LLC (the “General Partner”), our general partner, adopted Statement of Financial Accounting Standards (SFAS) No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin No. 51.” Our General Partner has revised certain historical financial information previously included in Exhibit 99.1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, to reflect the retrospective presentation and disclosure requirements of this new guidance. Noncontrolling interests in consolidated subsidiaries (previously referred to as minority interests) are now presented in the consolidated balance sheet as a separate component of equity.
     The following items of our Form 10-K for the fiscal year ended December 31, 2008, have been revised for the items described above, to the extent applicable, and are filed as exhibits to this Current Report on Form 8-K as indicated below and are incorporated herein by reference:
•	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP (filed as Exhibit 23.1 hereto)

•	Item 6. Selected Financial Data (filed in Exhibit 99.1 hereto)

•	Item 8. Financial Statements and Supplementary Data (filed in Exhibit 99.1 hereto)

•	Williams Partners GP LLC Consolidated Balance Sheet as of December 31, 2008 (filed in Exhibit 99.2 hereto)
     We have not otherwise updated for activities or events occurring after the date these items were originally presented.
     In addition, the unaudited Williams Partners GP LLC Consolidated Balance Sheet as of June 30, 2009 is filed in Exhibit 99.2 hereto and is incorporated herein by reference.
     This Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, and other Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) None
     (d) Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

Exhibit 99.1	Selected Financial Data, Financial Statements and Supplementary Data (revising Part II, Items 6 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2008).

Exhibit 99.2	Williams Partners GP LLC Consolidated Balance Sheets as of December 31, 2008 (revising Exhibit 99.1 of our Annual Report on Form 10-K for the year ended December 31, 2008) and June 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
Date: October 28, 2009	By:	Williams Partners GP LLC, its General Partner
	By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Controller (Duly Authorized Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

Exhibit 99.1	Selected Financial Data, Financial Statements and Supplementary Data (revising Part II, Items 6 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2008)

Exhibit 99.2	Williams Partners GP LLC Consolidated Balance Sheets as of December 31, 2008 (revising Exhibit 99.1 of our Annual Report on Form 10-K for the year ended December 31, 2008) and June 30, 2009.